UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 12, 2013 (November 11, 2013)

SHIRE PLC
(Exact name of registrant as specified in its charter)

Jersey, Channel Islands	0-29630	98-0601486
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5 Riverwalk, Citywest Business Campus, Dublin 24, Republic of Ireland (Address of principal executive offices)

Registrant’s telephone number, including area code: +353 1 429 7700

(Former name or former address, if changed since last report)

_________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☒ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On November 11, 2013, Shire Pharmaceutical Holdings Ireland Limited (“SPHIL”), a company incorporated in Ireland and a wholly owned subsidiary of Shire plc, a company incorporated in Jersey (“Shire”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) by and among SPHIL, Venus Newco, Inc., a Delaware corporation and a wholly owned subsidiary of SPHIL (“Purchaser”), ViroPharma Incorporated, a Delaware corporation (“ViroPharma”), and, solely for the purposes set forth in Section 10.16 of the Merger Agreement, Shire, pursuant to which, among other things, Purchaser will commence a cash tender offer (the “Offer”) for all of the outstanding shares of ViroPharma’s common stock, par value $0.002 per share (the “Shares”), upon the terms and subject to the conditions of the Merger Agreement.

In connection, and immediately prior to the execution of the Merger Agreement, Shire and Shire Global Finance, a private unlimited company incorporated in England (“Shire Global Finance”), entered into a US $2.60 billion Facilities Agreement as more fully described below.

Merger Agreement

Pursuant to the Merger Agreement, and upon the terms and subject to the conditions thereof, SPHIL has agreed to cause Purchaser to commence a cash tender offer (as promptly as practicable, but in no event later than November 25, 2013) for all of the Shares at a purchase price of $50.00 per Share (the “Offer Price”), net to the seller in cash, without interest and less any required withholding taxes.  As soon as practicable following the consummation of the Offer, and subject to the satisfaction or waiver of certain conditions set forth in the Merger Agreement, Purchaser will merge with and into ViroPharma (the “Merger”) pursuant to the provisions of Section 251(h) of the Delaware General Corporation Law (the “DGCL”), with no stockholder vote required to consummate the Merger, and ViroPharma will survive as a wholly owned subsidiary of SPHIL. At the effective time of the Merger, any Shares not purchased pursuant to the Offer (other than Shares owned by SPHIL or Purchaser, or ViroPharma or any of its subsidiaries, and Shares owned by stockholders who have properly exercised any available rights of appraisal under Section 262 of the DGCL) will be automatically converted into the right to receive cash in an amount equal to the Offer Price.

The Merger Agreement contains representations, warranties and covenants of the parties customary for transactions of this type.  Until the earlier of the termination of the Merger Agreement and the consummation of the Merger, ViroPharma has agreed to operate its business and the business of its subsidiaries in the ordinary course and has agreed to certain other operating covenants, as set forth more fully in the Merger Agreement.  ViroPharma has agreed to cease all existing, and agreed not to solicit or initiate, discussions with third parties regarding other proposals to acquire ViroPharma.  However, ViroPharma may, subject to the terms and conditions set forth in the Merger Agreement, furnish information to, and engage in discussions and negotiations with, a third party that makes an unsolicited acquisition proposal.  Under certain circumstances and upon compliance with certain notice and other specified conditions set forth in the Merger Agreement, ViroPharma may terminate the Merger Agreement to accept a superior proposal.  The Merger Agreement contains certain termination rights for both SPHIL and ViroPharma and further provides that, upon termination of the Merger Agreement under certain circumstances, including if ViroPharma terminates the Merger Agreement to accept a superior proposal, ViroPharma may be required to pay SPHIL a termination fee of $127.14 million.  In addition, if either party terminates the Merger Agreement under certain circumstances due solely to a failure to obtain required competition clearances without the imposition of certain burdensome conditions, SPHIL may be required to pay ViroPharma a termination fee of $200 million.  Shire has guaranteed the performance by SPHIL and Purchaser of their obligations under the Merger Agreement.

Consummation of the Offer is subject to various conditions, including, among others, the expiration or termination of the applicable waiting periods under the United States Hart-Scott-Rodino Antitrust Improvements Act of 1976, termination of review or approval of the transaction by the United Kingdom Office of Fair Trading and other customary closing conditions, each as set forth in the Merger Agreement.  In addition, it is also a condition to the consummation of the Offer that the number of Shares validly tendered and not withdrawn in accordance with the terms of the Offer, together with the Shares, if any, then owned by SPHIL and its subsidiaries, represents at least a majority of the outstanding Shares as of the expiration date of the Offer.  Neither the Offer nor the Merger is subject to a financing condition.

Facilities Agreement

On November 11, 2013, Shire (as guarantor and an original borrower) and Shire Global Finance (as an original borrower) entered into a US $2.60 billion Facilities Agreement with, among others, Morgan Stanley Bank International Limited (acting as lead arranger and agent) (the “Facilities Agreement”).  The Facilities Agreement comprises two credit facilities: (i) a US $1.75 billion term loan facility and (ii) a US $0.85 billion term loan facility.  Shire has agreed to act as guarantor for any of its subsidiaries that are or become additional borrowers under the Facilities Agreement.

The US $1.75 billion term loan facility, which matures on November 10, 2014, may be used only to finance the purchase price payable in respect of Shire’s proposed acquisition of ViroPharma (including certain related costs) and for the redemption of Shire’s US $1.1 billion convertible bonds due 2014.  Shire has the option to extend the maturity of the US $1.75 billion term loan facility once by a further 364 days.

The US $0.85 billion term loan facility, which matures on November 11, 2015, may be used only to finance the purchase price payable in respect of Shire’s proposed acquisition of ViroPharma (including certain related costs).

Interest on any loans made under the facilities will be payable on the last day of each interest period, which may be one week or one, two, three or six months at the election of Shire, or as otherwise agreed with the lenders.  The interest rate applicable to the US $1.75 billion term loan facility is LIBOR plus 0.75% per annum and increases by 0.25% per annum on the earlier of (a) August 11, 2014 and (b) the later of the date on which all conditions to the Offer have been satisfied and May 11, 2014, and on three-month intervals thereafter.

The interest rate applicable to the US $0.85 billion term loan facility will commence at LIBOR plus 1.15% per annum until delivery of the compliance certificate for the year ending December 31, 2013 and thereafter is subject to change depending upon the prevailing ratio of Net Debt to EBITDA of the Group (each as defined in the Facilities Agreement), in respect of the most recently completed financial year or financial half year.

Shire shall also pay a commitment fee on the available but unutilized commitments under the $1.75 billion term loan facility and the US $0.85 billion term loan facility for the availability period applicable to each facility. With effect from first utilization, the commitment fee rate will be 35% of the applicable margin. Before first utilization, the commitment fee rate will increase in stages from 0% to 35% of the applicable margin over a period of 3 months.

The Facilities Agreement includes customary representations and warranties, covenants and events of default, including requirements that the ratio of Net Debt to EBITDA of the Group (each as defined in the Facilities Agreement) must not, at any time, exceed 3.5:1 for the Relevant Period (as defined in the Facilities Agreement), except that following certain acquisitions, including the Merger, Shire may elect to increase the ratio to 4.0:1 in the relevant period in which the acquisition was completed and the immediately following relevant period.  In addition, for each 12-month period ending December 31 or June 30, the ratio of EBITDA of the Group to Net Interest (each as defined in the Facilities Agreement) must not be less than 4.0:1.

The Facilities Agreement restricts (subject to certain covenants) Shire’s ability to incur additional financial indebtedness, grant security over its assets or provide or guarantee loans.  Further, any lender may require mandatory prepayment of its participation if there is a change of control of Shire. In addition, in certain circumstances, the net proceeds of certain shares, undertakings or business disposals by Shire must be applied towards the mandatory prepayment of the facilities, subject to certain exceptions.

Events of default under the facilities include: (i) non-payment of any amounts due under the facilities, (ii) failure to satisfy any financial covenants, (iii) material misrepresentation in any of the finance documents, (iv) failure to pay, or certain other defaults, under other financial indebtedness, (v) certain insolvency events or proceedings, (vi) material adverse changes in the business, operations, assets or financial condition of Shire and its subsidiaries, (vii) if it becomes unlawful for Shire or any of its subsidiaries that are parties to the Facilities agreement to perform their obligations or (viii) if Shire or any subsidiary of Shire which is a party to the Facilities Agreement repudiates the Facilities Agreement or any other finance document, among others.

The Facilities Agreement is governed by English law.

Additional Information

The foregoing is a general description of the Offer, Merger, Merger Agreement and Facilities Agreement; it does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement and the Facilities Agreement, which are attached as Exhibit 2.1 and 2.2, respectively, to this Current Report on Form 8-K and incorporated in this report by reference.

The Merger Agreement is attached as an exhibit to this Current Report on Form 8-K to provide investors and Shire stockholders with information regarding the terms of the Merger Agreement and is not intended to modify or supplement any factual disclosures about Shire, SPHIL, Purchaser or ViroPharma, or their affiliates.  The representations, warranties and covenants contained in the Merger Agreement were made only for the purposes of the Merger Agreement, were made as of specific dates, were made solely for the benefit of the parties to the Merger Agreement and may not have been intended to be statements of fact, but rather, as a method of allocating risk and governing the contractual rights and relationships among the parties to the Merger Agreement.  In addition, such representations, warranties and covenants may have been qualified by certain disclosures not reflected in the text of the Merger Agreement and may apply standards of materiality and other qualifications and limitations in a way that is different from what may be viewed as material by Shire’s or ViroPharma’s stockholders.  In reviewing the representations, warranties and covenants contained in the Merger Agreement or any descriptions thereof in this summary, it is important to bear in mind that such representations, warranties and covenants or any descriptions were not intended by the parties to the Merger Agreement to be characterizations of the actual state of facts or conditions of Shire, SPHIL, Purchaser or ViroPharma or any of their respective subsidiaries or affiliates.  Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in public disclosures.  For the foregoing reasons, the representations, warranties and covenants or any descriptions of those provisions should not be read alone and should instead be read in conjunction with the other information contained in the reports, statements and filings that Shire and ViroPharma publicly file with the SEC.  Shire acknowledges that, notwithstanding the inclusion of the foregoing cautionary statements, it is responsible for considering whether additional specific disclosures of material information regarding material contractual provisions are required to make the statements in this Form 8-K not misleading.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant

The disclosure required by this item is included in Item 1.01 and is incorporated herein by reference.

Item 8.01 Other Events

On November 11, 2013, Shire and ViroPharma issued a joint press release announcing the execution of the Merger Agreement. The press release is attached as Exhibit 99.1 and is incorporated by reference herein.

ADDITIONAL INFORMATION AND WHERE TO FIND IT

THIS COMMUNICATION IS FOR INFORMATIONAL PURPOSES ONLY AND DOES NOT CONSTITUTE AN OFFER TO PURCHASE OR A SOLICITATION OF AN OFFER TO SELL VIROPHARMA COMMON STOCK. THE OFFER TO BUY VIROPHARMA COMMON STOCK WILL ONLY BE MADE PURSUANT TO A TENDER OFFER STATEMENT (INCLUDING THE OFFER TO PURCHASE, LETTER OF TRANSMITTAL AND OTHER RELATED TENDER OFFER MATERIALS). INVESTORS AND SECURITY HOLDERS ARE URGED TO READ BOTH THE TENDER OFFER STATEMENT (WHICH WILL BE FILED BY SPHIL AND A SUBSIDIARY OF SPHIL WITH THE SECURITIES AND EXCHANGE COMMISSION (SEC)) AND THE SOLICITATION/RECOMMENDATION STATEMENT ON SCHEDULE 14D-9 WITH RESPECT TO THE TENDER OFFER (WHICH WILL BE FILED BY VIROPHARMA WITH THE SEC) WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION, INCLUDING THE TERMS AND CONDITIONS OF THE OFFER.  INVESTORS AND SECURITY HOLDERS MAY OBTAIN A FREE COPY OF THESE MATERIALS (WHEN AVAILABLE) AND OTHER DOCUMENTS FILED BY SHIRE, SPHIL AND VIROPHARMA WITH THE SEC AT THE WEBSITE MAINTAINED BY THE SEC AT WWW.SEC.GOV.  THE TENDER OFFER STATEMENT AND RELATED MATERIALS, AND THE SOLICITATION/RECOMMENDATION STATEMENT, MAY ALSO BE OBTAINED (WHEN AVAILABLE) FOR FREE BY CONTACTING SHIRE INVESTOR RELATIONS AT +1 781 482 0999 OR +44 1256 894157.

COPIES OF THESE MATERIALS AND ANY DOCUMENTATION RELATING TO THE TENDER OFFER ARE NOT BEING, AND MUST NOT BE, DIRECTLY OR INDIRECTLY, MAILED OR OTHERWISE FORWARDED, DISTRIBUTED OR SENT IN, INTO OR FROM ANY JURISDICTION WHERE TO DO SO WOULD BE UNLAWFUL.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

Statements included in this communication that are not historical facts are forward-looking statements.  Forward-looking statements involve a number of risks and uncertainties and are subject to change at any time.  In the event such risks or uncertainties materialize, results could be materially adversely affected. The risks and uncertainties include, but are not limited to, that:

•	Shire’s proposed acquisition of ViroPharma may not be consummated due to the occurrence of an event, change or other circumstances that gives rise to the termination of the merger agreement;

•
a governmental or regulatory approval required for the proposed acquisition of ViroPharma may not obtained, or may be obtained subject to conditions that are not anticipated, or another condition to the closing of the proposed acquisition may not be satisfied;

•
ViroPharma may be unable to retain and hire key personnel and/or maintain its relationships with customers, suppliers and other business partners pending the consummation of the proposed acquisition by Shire, or Shire’s business may be disrupted by the proposed acquisition, including increased costs and diversion of management time and resources;

•
difficulties in integrating ViroPharma into Shire may lead to the combined company not being able to realize the expected operating efficiencies, cost savings, revenue enhancements, synergies or other benefits at the time anticipated or at all;

and risks and uncertainties detailed from time to time in Shire’s or ViroPharma’s filings with the U.S. Securities and Exchange Commission, including their respective most recent Annual Reports on Form 10-K.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

2.1	Agreement and Plan of Merger dated as of November 11, 2013 among Shire Pharmaceutical Holdings Ireland Limited, Venus Newco, Inc., ViroPharma Incorporated and Shire plc.*

10.1	Facilities Agreement dated November 11, 2013 among Shire plc, Morgan Stanley Bank International Limited, as mandated lead arranger, bookrunner and agent, and the other parties thereto.

99.1	Joint Press Release issued by Shire plc and ViroPharma Incorporated dated November 11, 2013.

*The schedules to the Merger Agreement have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K. Shire will furnish copies of such schedules to the SEC upon its request; provided, however, that Shire may request confidential treatment pursuant to Rule 24b-2 of the Exchange Act for any schedule so furnished.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Shire

By:	/s/ Graham Hetherington
	Name:	Graham Hetherington
	Title:	Chief Financial Officer

 Date: November 12, 2013

EXHIBIT INDEX

Exhibit No.	Description

2.1	Agreement and Plan of Merger dated as of November 11, 2013 among Shire Pharmaceutical Holdings Ireland Limited, Venus Newco, Inc., ViroPharma Incorporated and Shire plc.*

10.1	Facilities Agreement dated November 11, 2013 among Shire plc, Morgan Stanley Bank International Limited, as mandated lead arranger, bookrunner and agent, and the other parties thereto.

99.1	Joint Press Release issued by Shire plc and ViroPharma Incorporated dated November 11, 2013.

*The schedules to the Merger Agreement have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K. Shire will furnish copies of such schedules to the SEC upon its request; provided, however, that Shire may request confidential treatment pursuant to Rule 24b-2 of the Exchange Act for any schedule so furnished.